Exhibit 23.1




                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-17169) of our report dated December 9, 2002, which report is included in the Form 10-KSB of TELS Corporation (Strategic Futures and Options, Inc.) for the year ended September 30, 2002.


                                                    /s/ Tanner + Co.

Salt Lake City, Utah
December 9, 2002